UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        May 14, 2009
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On May 14, 2009, inTEST Corporation (the "Company") filed a Form 12b-25, Notification of Late Filing (the "Notice"), with the Securities and Exchange Commission (the "SEC") regarding the late filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2009. As required by Part IV of the Notice, the Company provided a comparison of the results of operations from the corresponding period for the last fiscal year, and a statement of its cash position for the period ended March 31, 2009. The information regarding the Company's results of operations and financial condition provided in Part IV of the Notice is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 (including Exhibit 99.1) is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)    On May 14, 2009, the Company notified The NASDAQ Stock Market that the Company's Form 10-Q for the quarter ended March 31, 2009 could not be timely filed and that therefore it is not in compliance with NASDAQ Listing Rule 5250(c)(1), a condition for the continued listing of the Company's common stock on The NASDAQ Global Market. The Company anticipates that it will file the Form 10-Q within any extension of time permitted by NASDAQ.

Item 9.01.    Financial Statements and Exhibits.

A list of the Exhibits which are required by Item 601 of Regulation S-K and filed with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   May 15, 2009

Exhibit Index

99.1  Excerpt from Form 12b-25 filed with the SEC on May 14, 2009.